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EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report on Form 10-K of Sonus Networks, Inc. (the "Company") for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on March 15, 2004 and as amended on the date hereof (the "Report"), the undersigned, Albert A. Notini, President and Chief Operating Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 28, 2004	/s/ ALBERT A. NOTINI Albert A. Notini President and Chief Operating Officer (Co-Principal Financial Officer)

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  EXHIBIT 32.2